ARMOUR RESIDENTIAL REIT, Inc. Company Update 12/11/2020 ARMOUR seeks to create shareholder value through thoughtful investment and risk management that produces current yield and superior risk adjusted returns over the long term. Our focus on residential real estate finance supports home ownership for a broad and diverse spectrum of Americans by bringing private capital into the mortgage markets.

2 • Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”), and any other statements regarding ARMOUR’s future expectations, beliefs, goals or prospects constitute “forward-looking statements” made within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections and future plans for ARMOUR’s business, growth and operational improvements. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of ARMOUR’s control. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. Additional information concerning these factors and risks are contained in the Company’s most recent annual and quarterly reports and other reports filed with the Securities and Exchange Commission. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. • This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities or financial instruments. The statements, information and estimates contained herein are based on information that the Company believes to be reliable as of today's date unless otherwise indicated. ARMOUR cannot guarantee future results, levels of activity, performance or achievements. • Pricing and duration information are estimates provided by independent third-party providers based on models that require inputs and assumptions. Actual realized prices and durations will depend on a number of factors that cannot be predicted with certainty and may be materially different from estimates. • Estimates do not reflect any costs of operation of ARMOUR. • THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND NOT REVIEWED BY OUR INDEPENDENT PUBLIC ACCOUNTANTS. PLEASE READ: Important Note Regarding Forward Looking Statements and Estimates

3 Stockholders' Equity and Liquidity Dividend Policy Shareholder Alignment Transparency and Governance ARMOUR REIT Manager • Stockholders' Equity at the end of Q3 2020 totaled $892 million, including the 7.00% Series C Cumulative Redeemable Preferred Stock ("Series C Preferred") with liquidation preference totaling $133 million. • November 30, 2020 liquidity was $580 million, consisting of $269 million cash and $311 million unlevered Agency and US Treasury securities. • ARMOUR pays dividends monthly. • The Company previously announced the December common stock dividends of $0.10 per share payable on December 29, 2020 to holders of record on December 15, 2020. • Since inception in November 2009, ARMOUR has paid out $1.6 billion in dividends.(1) • Returned $391 million through share repurchases and return of capital since May 2013. • Senior management has made open market purchases of $5.0 million of stock since 2016. • Managed preferred shares through repurchases, calls, and refinancing to maximize value in capital structure. • Updated portfolio and liability details can be found monthly at www.armourreit.com. • Non-Executive Board Chairman and separate Lead Independent Director. • ARMOUR REIT is externally managed by ARMOUR Capital Management LP. ARMOUR Overview 1 (1) Includes both common and preferred stock dividends through November 2020. Information as of 11/30/2020 2 3 4 5 ARMOUR manages an investment portfolio consisting of mortgage-backed securities issued or guaranteed by U.S. Government-sponsored enterprises (“GSEs”), Treasury securities, and cash.

4 Information as of 11/30/2020. Portfolio value is based on independent third-party pricing. Information includes estimates of the effect of forward settling trades. Some totals may not foot due to rounding. Securities % of Portfolio Current Value (millions) Weighted Average Book Price Weighted Average Market Price Weighted Average Net/Gross Coupon Estimated Effective Duration Agency ARMs & Hybrids 0.3% $26.8 102.0% 102.8% 2.76/3.31 1.00 Agency Multifamily Ballooning in 120 Months or Less 14.7% $1,139.5 102.4% 116.6% 3.69/4.60 6.87 Agency Fixed Rates Maturing Between 0 and 180 Months 12.8% $996.2 105.2% 106.0% 2.77/3.44 3.04 Agency Fixed Rates Maturing Between 181 and 360 Months 40.0% $3,106.8 106.3% 107.9% 3.25/3.89 3.32 Agency Portfolio 67.9% $5,269.3 Agency 15Y TBA Long Dollar Roll 18.7% $1,453.7 103.4% 103.8% 1.93/ N/A 2.90 Agency 30Y TBA Long Dollar Roll 16.1% $1,249.9 103.9% 104.2% 2.25/ N/A 3.47 Agency 30Y TBA Short Dollar Roll (2.7)% ($211.0) 105.7% 105.5% 3.50/ N/A 1.40 Net TBA Portfolio 32.1% $2,492.6 Total Portfolio 100.0% $7,761.9 • Approximately 94% of ARMOUR's Agency portfolio positions (excluding TBA positions) benefit from favorable prepayment characteristics, including: ◦ 22% have prepayment penalties (Agency Multifamily). ◦ 58% have loan balances less than or equal to 225k. ◦ 4% have 100% loans in geographies with additional taxes on refinancing and cashout transactions such as TX, FL, and NY. ◦ 10% have loan-to-value ratios greater than 95%, FICO scores of less than 700 or seasoning of greater than 24 months. ARMOUR Portfolio Composition

5 (1) All term repo matures in 2021. (2) Affiliated with ARMOUR. (3) ARMOUR is currently borrowing from 18 repo counterparties and ARMOUR has active MRAs with 33 counterparties. Information as of 11/30/2020. Some totals may not foot due to rounding. ARMOUR Hedging and Financing Composition Repurchase Agreements(1) Repo Counterparty Principal Borrowed (millions) % of Repo Positions Wtd. Avg. Original Term Wtd. Avg. Remaining Days Longest Remaining Term in Days BUCKLER Securities LLC (2) $3,228 68% 52 30 67 All Other Counterparties (3) $1,538 32% 85 53 84 Total or Wtd. Avg. $4,766 100% 63 37 6 N o ti o n al ( in m ill io n s) Interest Rate Swap Breakdown by Months to Maturity 0 - 1 2 M on th s 13 - 24 M on th s 25 - 36 M on th s 37 - 48 M on th s 49 - 60 M on th s 61 - 72 M on th s 73 - 84 M on th s 97 - 10 8 M on th s 10 9 - 1 20 M on th s 0 1,000 2,000 Interest Rate Swap Breakdown by Floating Rate Index Fed Funds 56.6% Secured Overnight Financing Rate 43.4% Total Swap Position is $5.1B with a weighted average maturity of 56 months. ARMOUR is currently active with seven swap counterparties.

6 Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM"). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs. CPR is reported on the 4th business day of the month for the previous month's prepayment activity. ARMOUR's Agency Portfolio Constant Prepayment Rates ("CPR") Monthly Portfolio CPR De ce m be r 2 01 9 Ja nu ar y 2 02 0 Fe br ua ry 2 02 0 M ar ch 2 02 0 Ap ril 2 02 0 M ay 2 02 0 Ju ne 2 02 0 Ju ly 20 20 Au gu st 20 20 Se pt em be r 2 02 0 Oc to be r 2 02 0 No ve m be r 2 02 0 De ce m be r 2 02 0 10 15 20

7ARMOUR Net Interest Margin P er ce n t Net Interest Margin Analysis thru Q3 2020 Asset Yield Cost of Funds including Hedges Net Interest Margin 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 0 1 2 3 4

ARMOUR Residential REIT, Inc. 3001 Ocean Drive Suite 201 Vero Beach, FL 32963 armourreit.com 772-617-4340